Filed pursuant to Rule 497(e)

File Nos. 333-191151 and 811-22887

CALAMOS® ETF TRUST

Supplement dated July 1, 2016 to the CALAMOS® ETF TRUST Summary Prospectus of Calamos Focus Growth ETF dated February 29, 2016, Prospectus dated February 29, 2016, and the Statement of Additional Information dated February 29, 2016.

The Summary Prospectus, Prospectus and Statement of Additional Information for the Calamos ETF Trust (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Calamos Focus Growth ETF (the “Fund”) a series of the Trust, contained in the Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund will be liquidated on or about August 8, 2016 (the “Liquidation Date”).

It is expected the last date for authorized participants to create units in the Fund will be August 1, 2016 and the last date to redeem shares will be on or before 4:00 PM EST on August 1, 2016. The last day of trading for the Fund on the NASDAQ Global Market is expected to be August 1, 2016. The proportionate interests of the shareholders in the net assets of the Fund will be fixed on the basis of their respective share holdings at the close of business on or about August 1, 2016.

The Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income accrued in the Fund’s taxable year ending at the Liquidation Date or any in any prior taxable year in which the Fund is eligible to declare and pay a dividend. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the Fund’s liquidation to your individual financial plan and tax situation.

Please retain this supplement for future reference

FGETFSPT 07/16